Exhibit 10.3
THIS PROMISSORY NOTE AND THE SECURITIES OBTAINABLE UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
SENIOR SECURED CONVERTIBLE NOTE

U.S. $	February 11, 2009
     FOR VALUE RECEIVED, Juniper Content Corporation, a Delaware corporation (the “Company”), hereby promises to pay to the order of                      (the “Lender”) the principal amount of                      ($                    ) Dollars (the “Principal Amount”), together with all accrued but unpaid interest on this Note on August 31, 2009 (the “Maturity Date”), subject to conversion as provided herein. The outstanding Principal Amount of this Note shall bear interest at the rate of eight percent (8%) per annum (calculated daily on the basis of a 360-day year and actual calendar days elapsed) payable quarterly beginning March 31, 2009.
     Both the Principal Amount and all accrued interest shall be paid in lawful money of the United States of America to the Lender at                                         , or at such other address as the Lender may designate by notice in writing to the Company, in immediately available funds.
     If any payment hereunder falls due on a Saturday, Sunday or legal holiday, it shall be payable on the next succeeding business day and such additional time shall be included in the computation of interest.
     This Note is one of a series of Senior Secured Convertible Notes (“Senior Notes” or “Notes”) containing identical terms and conditions issued pursuant to a Securities Purchase Agreement (“Securities Purchase Agreement”), dated the date hereof, by and between the Company and the Investors. This Note is entitled to the benefits of that certain Security Agreement (“Security Agreement”), dated as of the date hereof, between the Company and Lender covering certain collateral (“Collateral”). The issuance of this Note and the granting of the security interest in the Collateral to the Lender pursuant to the Security Agreement are intended by the Company and Lender to be a contemporaneous exchange for new value given by Lender to the Company in an amount equivalent to the value given by the Company to Lender. Terms used but not defined herein shall have their respective meanings assigned in the Securities Purchase Agreement and/or Security Agreement.
     All obligations under this Note shall be paid pro rata with all other Senior Notes that may be issued.

     The Security Agreement, the Uniform Commercial Code Financing Statements to be filed in connection with the Security Agreement and any and all other documents executed and delivered by the Company to Lender under which Lender is granted liens on assets of the Company are collectively referred to as the “Security Documents.”
     1. Ranking.
          (a) The indebtedness evidenced by the Senior Notes and the payment of the Principal Amount and interest thereof shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of the Company. “Senior” shall be deemed to mean that, in the event of any default in the payment of the obligations represented by the Senior Notes or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on the Senior Notes, shall first be paid in full, with interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company, shall be paid over to the Lenders for application to the payment hereof, unless and until all obligations under the Senior Notes (which shall mean the Principal Amount and other obligations arising out of, premium, if any, accrued interest on, and any costs and expenses payable under, the Senior Notes) shall have been paid and satisfied in full.
          (b) The Company may not incur any additional indebtedness senior to or pari passu with this Note without the prior approval of the Lenders representing at least fifty percent (50%) of the principal amount of the Notes then outstanding.
     2. Conversion.
          (a) Conversion. The Principal Amount of this Note together with all accrued but unpaid interest shall be convertible, in whole or in part, at any time prior to repayment, at the election of the Lender, into validly issued, fully paid and non-assessable shares of Series B Participating Preferred Stock (“Preferred Stock”), free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes). The number of shares of Preferred Stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the amount to be converted by (ii) $1,000.00. Any fraction of a share resulting from these calculations shall be rounded down to the nearest whole share.
          (b) Mechanics and Effect of Conversion. The Company shall provide the Lender at least ten (10) business days’ written notice of its intention to prepay the Note so as to allow the Lender sufficient notice and time to exercise the Lender’s conversion right if it chooses to do so. To exercise a Conversion, the Lender shall surrender its Note, duly endorsed, together with a written conversion notice to the Company at its principal office. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Lender, at its address, a certificate or certificates for the number of shares of Preferred Stock to which such Lender is entitled upon such conversion. This Note shall be deemed to have been converted immediately prior to the close of business on the date of giving of such notice and the Lender shall be treated for all purposes as the record holder of the Preferred Stock deliverable upon such conversion as of the close of business on such date.
          (c) No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, sale or transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights and any other rights of the Lender of this Note against dilution or other impairment.
     3. Reservation of Shares. The Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its capital stock to provide for the full conversion of this Note and all accrued but unpaid interest thereon. If at any time the number of authorized but unissued shares of Preferred Stock shall not be sufficient to effect the conversion of this Note and all accrued but unpaid interest thereon, the Company shall take any and all corporate action as is necessary to increase its authorized but unissued shares of Preferred Stock to such number of shares as shall be sufficient for such purpose. All shares of Preferred Stock which shall be so issued shall be validly issued, fully paid and nonassessable, and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes). The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Preferred Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed.
     4. Payment of Taxes. The Company will pay all taxes (other than taxes based upon income or other taxes required by law to be paid by the holder) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Preferred Stock upon conversion of this Note, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Preferred Stock in a name other than that in which this Note so converted was registered.
     5. Additional Amounts. All payments of, or in respect of, principal of, and interest on, this Note by the Company will be made without deduction or withholding for or on account of any present or future taxes, assessments, duties or other governmental charges imposed or levied by or on behalf of the United States or any political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of the U.S. tax is required by law.
     6. Covenants of Company. The Company covenants and agrees that so long as this Note is outstanding, it will comply with the affirmative and negative covenants set forth in Sections 3.1 and 3.2 of the Security Agreement and Section 6 of the Securities Purchase Agreement.
     7. Events of Default. Upon the occurrence of an Event of Default (as defined in the Security Agreement), (A) the outstanding Principal Amount of this Note shall bear interest at the rate of fifteen percent (15%) annually from the time of default until such time as any and all defaults are cured and (B) Lender may by notice to the Company take any or all of the following actions, without prejudice to the rights of the holder of any other Note to enforce its claims against the Company: (i) declare the Principal Amount and any accrued but unpaid interest and all other amounts payable under this Note to be due and payable, whereupon the same shall become forthwith due and payable without presentment, demand protest or other notice of any kind, all of which are hereby waived by the Company, (ii) proceed to enforce or cause to be enforced any remedy provided under any of the Security Documents (as defined in the Security Agreement), (iii) exercise any other remedies available at law or in equity, including specific performance of any covenant or other agreement contained in this Note; provided, that upon the occurrence of any Event of Default referred to in Section 4.1(b) of the Security Agreement (Bankruptcy), then (without prejudice to the rights and remedies specified in clause (iii) above) automatically, without notice, demand or any other act by Lender, the principal of and any accrued interest and all other amounts payable under this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, anything contained in this Note to the contrary notwithstanding. No remedy conferred in this Note upon Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereinafter existing at law or in equity or by statute or otherwise.
     8. Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and holders holding Notes evidencing, in the aggregate, an amount equal to not less than 50.1% of the aggregate principal amount of all Notes then outstanding.
     9. Notices. All notices, requests, consents, and other communications in connection with this Note shall be in writing and shall be deemed delivered (i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one (1) business day after being sent via a reputable overnight courier service guaranteeing next business day delivery in the Lender’s country or region, or (iii) an actual receipt of delivery by telecopier, in each case delivery shall be made to the intended recipient as set forth below:
If to the Company:
Juniper Content Corporation
521 Fifth Avenue, Suite 822
New York, New York 10175
Telecopier No.: (212) 660-5931
Attention: Stuart B. Rekant, Chief Executive Officer
With a copy to:
Graubard Miller
405 Lexington Avenue
New York, New York 10174
Telecopier No.: (212) 818-8881

Attention: David Alan Miller, Esq.
If to the Lenders:
To the address set forth on the front page of this Note
With a copy to:
Lev & Berlin, P.C.
200 Connecticut Avenue
Norwalk, Connecticut 06854
Telecopier No.: (203) 854-1652
Attention: Duane L. Berlin, Esq.
          All notices and other communications in connection with this Note shall be (x) mailed by first-class certified or registered mail, postage prepaid, and (y) sent by telecopier delivery, to the address and telecopier number furnished to the Company in writing by the last Lender of this Note who shall have furnished an address to the Company in writing. In the case of a Redemption Notice, such notice shall be provided by (x) telecopier delivery and (y) courier or hand delivery, and not by first-class certified or registered mail as prescribed above. All notices and other communications from the Lender of this Note or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth above. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to the Lender of this Note and thereafter all references in this Note to the location of its principal office at the particular time shall be as so specified in such notice. The Lender may also change the address to which notices, requests, consents or other communications hereunder are to be delivered to it by giving the Company notice in the manner set forth in this Section.
     10. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.
     11. Severability. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.
     12. Governing Law. This Note shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The

Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.
     13. Waivers. The nonexercise by either party of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
     14. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of this Note.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Note as of the date first written above.

JUNIPER CONTENT CORPORATION
By
Name:
Title:

Acknowledged and Accepted:

(Investor)